# Rocketfuel MetaFi

## Next generation *Payment Solution* for eCommerce, Crossborder payments, Web3 and the Metaverse



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Investor Update: July 2022

Peter M Jensen, CEO
Ben Yankowitz, CFO

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# Agenda

- Investor Overview
- Business Update
- Valuation
- Q & A

Market

# Every 10 years a new technology drives major innovation, disruption, and opportunity

## Crypto is in it's second phase: Infrastructure


ADOPTION
1st Phase: Crypto as an Asset for investments
2nd Phase: Crypto as an Infrastructure for payments and more
Internet
Mobile
Crypto Currencies
Crypto Infrastructure (RKFL)
TIME
Today

ROCKETFUEL

# Summary

## Market

- Payment market is large and evolving rapidly towards Web3 and the Metaverse
- Blockchain and crypto technologies enable market disruption
- China, India and others have adopted CBDCs; US + EU are planning to

## Problem

- Current solutions are old, expensive, fraudulent, and difficult to use
- Merchant fees + chargebacks + declines + Fraud = ~5%
- A variety of digital and fiat currencies will be needed for payments in the metaverse

## Solution

- A blockchain based payment solution reducing cost and fraud by 80%+
- A disruptive business model with low merchant fees
- RocketFuel use cases include ecommerce, cross border settlements, Metaverse payments

## Traction

- Product live with 50 merchants and partners
- Strategic partnership with leading payment provider: ACI worldwide
- Existing revenue and a rapidly growing pipeline
- VASP license allowing us to operate


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# Senators introduce a new bipartisan crypto tax bill for everyday purchases

A bipartisan pair of senators are floating an idea that could make paying in cryptocurrency an everyday occurrence. CNBC's Ylan Mui joins 'Squawk Box' with the details.

TUE, JUL 26 2022 • 9:08 AM EDT

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# What is Web3?

**Web3 is the next EVOLUTION of the INTERNET**

**It is not an App. It is the future of the Internet**

**It combines the Internet + Blockchain technologies**

# What is the Metaverse?

The Metaverse is the way the internet will be experienced with Web3



The Metaverse is "a digital space inhabited by digital representations of people and things.
**Microsoft**

We are transitioning from an "information age" to an "Experience Age
**Teleport**

Just like in 1993 we couldn't tell how big (the internet) was and what it was exactly, this thing we are calling the Metaverse is a continuation of that…it is going to be bigger than anything we have ever known.
**Nvidia**

# What is MetaFi?

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MetaFi is increasingly used as a new term that blends two of the biggest technology trends around today:

*Metaverse + DeFi.*

Jamie Burke, and his team at Outlier Ventures, note that MetaFi refers to "the decentralized financial tools of the Metaverse" that will drive the majority of the growth in DeFi.

Market

# E-commerce and cross border markets are large and growing

## Global Ecommerce Sales (2020 to 2025)


Figures in Trillion USD
CAGR
+12%
$4.25
$4.94
$5.54
$6.15
$6.77
$7.39
2020
2021
2022
2023
2024
2025

**Source:** eMarketer. Global Ecommerce Forecast 2022

## B2B Cross Border Blockchain Transactions 2021-2025


Figures in Millions
$ 35T
(2022)
122.2
279.2
542.2
843.1
1,242.3
1,767.3
2020
2021
2022
2023
2024
2025
Latin America
Far East & China
Europe
Latin America
North America

**Source:** Statista, 2022

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ROCKETFUEL



# The Metaverse Is Potentially a $8 Trillion To $13 Trillion Opportunity

Metaverse : Broad Definition

2030 Unique Interest Users 5bn

Total Addressable Market Estimate

$8tn - $13tn

**Target Addressable Market**
Unique Internet Users
$5 Billion

**Target Addressable Market**
Addressable Market Size
$13 Trillion

https://ir.citi.com/gps/x5%2BFQJT3BoHXVu9MsqVRoMdiws3RhL4yh F6Fr8us8oHaOe1W9smOy1%2B8aaAgT3SPuQVtwC5B2%2Fc%3D

Problem

# We're paying a 5-10%+ "payment tax" per year

***In addition: Complexity, Regulation, and security issues***


Employer
1.0%
Payroll Processing Fee
Employee
3—5%
Credit Card Fee
Vendor
1—3%
Invoicing / Bank Fee
Supplier
1-3%
Bank Fees
5—10%
"Payment Tax"

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Problem

# Payment systems are ripe for Improvement

### Expensive

High fees, chargebacks, declines, implementation

**$24B / Year**

### Insecure

Fraud is involved in 5% of all transactions

**5% Fraud**

### Technologically Outdated

Many problems caused by old technologies and processes

**Blockchain is the future**

### Difficult to Use

Complex checkout processes cause cart abandonment

**25% don't complete purchase**

Problem

# The Metaverse Problem

"The Metaverse of the future is likely to encompass more digitally-native tokens, but also embed traditional forms of money. Money in the Metaverse could exist in different forms, i.e., in-game tokens, stablecoins, central bank digital currencies (CBDCs), and cryptocurrencies. **Current payment rails are usually domestic for real time and expensive cross-border payments making them an imperfect fit for a borderless global Metaverse ecosystem.** We expect decentralized finance (DeFi) and existing traditional financial systems to coexist."

— **Citi**
Analysis Report

ROCKETFUEL

Solution

# Blockchain based foundation for tomorrow's use cases



Merchants
Payment partners
PLAID
NIUM
CHAINALYSIS
ACI Worldwide
DWOLLA
200+ Crypto
Crypto Exchanges
kraken
coinbase
GEMINI
BINANCE
FTX
APIs / SDKs / PLUGINs
Invoicing (Crypto, ACH)
Mobile In-store Payments
Crypto Payment (Exchanges)
Crypto Payments (Browsers)
Crypto Payments (Wallets)
eCommerce Payments (Crypto, ACH)
Cross Border Payments
Loyalty Program
Metaverse & NFT Payments
B2B EXCHANGE
Rocketfuel Global Payment Foundation
FIAT
11,000+ Banks

Solution

# RocketFuel Web3 Solutions

Business Value

**2021**
- **RKFL e-Commerce Payments (Crypto, ACH)** ◀

**Q2 2022**
- **RKFL B2B Cross Border payments** ◀
- RKFL e-Commerce Payments (Crypto, ACH)

**Q3 2022**
- **RKFL Loyalty Program** ◀
- RKFL B2B Cross Border
- RKFL e-Commerce Payments (Crypto, ACH)

**2023**
- **RKFL Metaverse Payments** ◀
- Loyalty Program
- RKFL B2B Cross Border
- RKFL e-Commerce Payments (Crypto, ACH)

**RKFL WEB3 PAYMENT FRAMEWORK (FOUNDATION)**

◀ : New Product Launch

ROCKETFUEL

Solution

# Advanced UX and Complete Dashboard for Merchants, Partners, and Shoppers



skytours
tripadvisor



Dashboard

Solution

# RocketFuel Ecommerce is Unique

### Settlement Guarantee

Allows merchants to always receive deposits equal to the listed price of goods sold without ever being affected by crypto-to-fiat exchange rate fluctuations

### 1 Click checkout

RocketFuel's 1-click interface will always complete checkouts within the merchant site. Customers never have to leave their shopping carts to make payments in another website.

### Supports all FIAT, wallets, and 200+ cryptocurrencies

Our ecosystem supports all major crypto wallets, exchanges, and currencies.

### Advanced partner dashboard

Multilevel Support allows partners and their partners to control their own business

### Loyalty Program

Loyalty program increases revenue for merchants through access to its members.

### Fastest payment confirmation

In store and online purchases are confirmed within 20-30 seconds for select coins making Rocketfuel the fastest crypto payment solution in the industry

Traction

# New sales team generating pipeline fast

| **Partner Pipeline (50 partners)** | |
|---|---|
| **Volume Total** | **$29.4B** |
| **ACH** | **$2.9B** |
| **Crypto** | **$1.5B** |

| **Merchant Pipeline (200 merchants):** | |
|---|---|
| **Volume Total** | **$4.3B** |
| **ACH** | **$434M** |
| **Crypto** | **$213M** |

## Top 10 Partners



## Top 10 Merchants



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Traction

# B2B cross-border remittance product is growing fast



2022 B2B Cross Border Transactions (Projected)
Volume
80000000
70000000
60000000
50000000
40000000
30000000
20000000
10000000
0
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22
Aug-22
Sep-22
Oct-22
Nov-22
Dec-22

Actual

Projected

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# Core Team with proven track record



**Gert Funk**

Chairman, Founder and CPO

- 15 years as Payment Service Provider for International eCom. merchants
- Serial entrepreneur since 1990
- Blockchain expert since 2015



**Peter Jensen**

CEO

- Experienced hi-tech CEO located in Silicon Valley
- 5 successful exits incl IBM, CISCO, Vmware
- Startup Investor and mentor



**Bennett Yankowitz**

CFO

- Law degrees from USC and Cambridge
- Expert in ICO law with 30+ years of experience as a corporate attorney with leading law firms, specializing in securities, financial and M&A transactions



**Rohan Hall**

CTO

- 30+ years technology experience; Published author, entrepreneur, Fintech Founder, serial with successful Exit Blockchain Expertise

# Business Update

Ecommerce business is picking up Fast
- ACI
- Competitive wins

B2B cross border payments growing exponentially

VASP license

IR Firm hired

ISPO (Coin offering) in Sept 2022

10% Reduction in outstanding shares

Market Valuation: Rosenblatt Report

Traction

# Payment Technology Industry Valuations Continue to be

| Sector | CY 2022 | Consensus P/E Ratio | CY 2023 |
|---|---|---|---|
| Lending & Credit | 11.1x | Global Diversified Banks - Domestic | 9.6x |
| Lending & Credit | 6.9x | Global Diversified Banks - Foreign | 6.3x |
| Lending & Credit | 10.1x | Alternative Lending | 8.7x |
| Capital Markets | 21.1x | Regional Exchanges | 19.6x |
| Capital Markets | 22.4x | Global Exchanges | 20.8x |
| Capital Markets | 15.8x | Retail \| e-Brokers | 13.4x |
| Capital Markets | 11.4x | Broker Dealers \| Market Makers | 10.6x |
| Application Software | 25.9x | Software \| Back-End Solutions | 22.8x |
| Application Software | 33.1x | Financial Data \| Information Providers | 29.0x |
| Application Software | 24.9x | Lending Analytics \| Insights | 21.4x |
| Payment Technologies | 18.7x | Payment Infrastructure | 15.0x |
| Payment Technologies | 19.4x | P2P Transfer \| Remittances | 13.5x |
| Payment Technologies | 21.5x | Card Networks | 18.3x |
| Insurance | 21.0x | Digital Brokers And Marketplaces | 15.0x |
| Insurance | 25.5x | Insurance Brokers | 24.2x |
| Insurance | 10.4x | Insurance Software, Data And Analytics | 20.0x |
| Insurance | 13.3x | P&C Carriers | 12.7x |

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Source: Rosenblatt Securities 2022



# Backup Slides

# The Evolution of the Web

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**Web 1.0**

Green shoots of **E-commerce** **Desktop** browser Access **Dedicated Infrastructure**

**Web 2.0**

**"Social"** networks **"Mobile-first"** always on **Cloud-driven** computing

**Web 3.0**

**AI**-driven services **Decentralized** data architecture **Edge** computing infrastructure


Value Created
Netscape
facebook
airbnb
Uber
bitcoin
ethereum
MAKER
ocean
EOS
$1.1 trillion*
$5.9 trillion
1990
2025

# The Metaverse

## The Next Generation of the Internet

ROCKETFUEL

Virtual spaces / communities

Digital events / concerts / tourism

Virtual cities / public services

Developer / creator economics



Virtual advertising

Smart Manufacturing

Social commerce

Healthcare

Education

# Rocketfuel Primary Focus

ROCKETFUEL

### eCommerce Payments
Current eCommerce and credit card payments are expensive, fraudulent, and not secure

### Cross Border Settlements
Cross border payments are slow (days or weeks for settlement), locks up cash reserves, inefficient.

### Web3 & The Metaverse
Web3 and Metaverse payment solutions are mostly limited to Ethereum resulting in high gas fees, limited regarding payment options, not borderless, does not provide payment metrics, does not include important payment data for buyers, sellers, platform providers.